EXHIBIT 32.2

CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND SECRETARY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Quarterly Report of Commerce Group Corp. (the "Company") on Form 10-Q for the second quarterly period ending September 30, 2003 (the "Report") for the purpose of complying with Rule 13a-14(b) of the Securities Exchange
Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title
18 of the United States Code.

I, Edward A. Machulak, Executive Vice President and Secretary of Commerce Group Corp., (the "Company"), hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q of the Company for the second quarterly period ended September 30, 2003, (the "Form 10-Q"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 21, 2005             /s/ Edward A. Machulak
                                    ------------------------------
                                    Edward A. Machulak
                                    Executive Vice President,
                                    and Secretary


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